UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): April 29, 2008

VICTORY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	002-76219-NY	87-0564472
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		I.D. Number)

112 N Curry Street, Carson City, Nevada 89703-4934
(Address of principal executive offices)

(866) 279-9257
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Section 8.                      Other Events

The Board of Directors authorized the issuance of an extraordinary dividend of one (1) common share for every four (4) shares of common stock currently held as of the Record Date of May 2, 2008.  The Payment Date will be July 1, 2008, at which time such dividend shall be duly issued. The company will round up any fractional share to the nearest whole share.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Victory Energy Corporation

Dated: April 30, 2008                                                                                     /s/  Jon Fullenkamp
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Jon Fullenkamp
Chairman and CEO